UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2010
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33744 (Commission File Number)	33-0909022 (IRS Employer Identification No.)
301 Government Center Drive
Wilmington, North Carolina 28403
(Address of principal executive offices)
(Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Appointment of New Officer
     On July 29, 2010, at a regularly scheduled meeting of the Board of Directors (the “Board”) of TranS1, Inc., a Delaware corporation (the “Company”), the Board appointed Rick Feiler as the Company’s Vice President of Marketing, effective August 2, 2010.
     Mr. Feiler, 51, was hired by the Company initially as a clinical sales manager in 2006 and has been serving as the Company’s Director of Marketing since November 2007. Prior to his employment with the Company, Mr. Feiler was a regional sales director for Inlet Medical, Inc., a medical device company that specializes in minimally interventional laparoscopic products, from 2005 through 2006, and was an account representative at SurgRx, Inc., a medical device company that provides tissue sealing and hemostasis systems for laparoscopic and open surgery, from 2004 to 2005. Mr. Feiler has over twenty years of experience in sales management, field sales and marketing with leading medical device companies. Mr. Feiler earned a B.A. in Biochemistry and Molecular/Cellular and Developmental Biology from the University of Colorado in 1983 and an M.B.A. from the J. L. Kellogg Graduate School of Management at Northwestern University in 1988.
     Pursuant to an Offer Letter, dated July 30, 2010, the Company has agreed to pay Mr. Feiler an annual base salary of $225,000. In addition, Mr. Feiler will be eligible to earn a target bonus of 30% of his base salary. Payment of the bonus will be based upon the achievement of Company and individual performance targets that will be determined by the Company. Mr. Feiler will also be entitled to participate in benefit plans made available by the Company to employees in comparable positions. Furthermore, Mr. Feiler will receive an option grant to purchase 40,000 shares of common stock of the Company, which shall vest as to 25% on the first anniversary of Mr. Feiler’s employment with the Company as Vice President of Marketing and in 36 equal monthly installments thereafter.
     The above summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by this reference.
     Mr. Feiler and the Company also entered into the Company’s standard form of officers’ indemnification agreement, as set forth in Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Registration No. 333-144802), providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Item 7.01	Regulation FD Disclosure.
     A copy of the press release announcing Mr. Feiler’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter, dated July 30, 2010, between TranS1 Inc. and Rick Feiler.

99.1	Press release issued by TranS1 Inc., dated August 2, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
August 4, 2010	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter, dated July 30, 2010, between TranS1 Inc. and Rick Feiler.

99.1	Press release issued by TranS1 Inc., dated August 2, 2010.